SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Core Plus Income Fund
Effective August 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Effective August 1, 2017, the following information replaces the existing disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
■	Co-Head of Fixed Income for North America: New York.
■	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined Deutsche Asset Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.
■	BA and MA in Economics, State University of New York at Albany.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
■	Fixed Income Portfolio Manager: New York.
■	BS in Finance, Lehigh University; MBA, Fordham University.

The following changes will take effect on or about October 30, 2017:
Current Fund Name	New Fund Name
Deutsche Core Plus Income Fund	Deutsche Total Return Bond Fund
The following information replaces existing disclosure within the “Main investments” sub-heading in the summary section and the “FUND DETAILS” section of the fund’s prospectus.
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment grade fixed income securities, non-investment grade securities (high yield or junk bonds) of US and foreign issuers (including issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.
July 25, 2017
PROSTKR-888

The following disclosure is added under the “OTHER POLICIES AND RISKS” heading of the “FUND DETAILS” section of the fund’s prospectus:
The Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.
The following information is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
Effective on or about October 30, 2017, Deutsche Total Return Bond Fund (formerly known as Deutsche Core Plus Income Fund) pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.400% on the first $1.5 billion of the fund’s average daily net assets, 0.385% on the next $1.75 billion, 0.370% on the next $1.75 billion, 0.355% on the next $2.5 billion, 0.345% on the next $2.5 billion, 0.325% on the next $2.5 billion, and 0.315% thereafter.
Please Retain This Supplement for Future Reference

July 25, 2017
PROSTKR-888
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